northerntrust.com | © 2021 Northern Trust Corporation 2021 Annual Meeting of Stockholders April 20, 2021 NORTHERN TRUST CORPORATION

2northerntrust.com | © 2021 Northern Trust Corporation FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. Forward-looking statements also include statements, other than those related to historical facts, that relate to the ongoing COVID-19 pandemic and its impact on global economic and market conditions and Northern Trust’s business, financial condition, and results of operations. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

3northerntrust.com | © 2021 Northern Trust Corporation Service Relentless drive to provide exceptional service Expertise Resolving complex challenges with world class capabilities Integrity Consistently acting with the highest ethics, utmost honesty and unfailing reliability NORTHERN TRUST CORPORATION Our Clients Wealth Management

4northerntrust.com | © 2021 Northern Trust Corporation HOLISTIC SOLUTIONS WEALTH MANAGEMENT A full array of goals-driven wealth management services for individuals, families and private businesses • More than 130 years of experience advising wealthy families • Serving more than 25% of the Forbes 400 • Introduced The Northern Trust Institute during 2020

6northerntrust.com | © 2021 Northern Trust Corporation Active Index Tax-Advantaged Active Index Liquidity Fixed Income Hedge Funds Private Equity Private Credit Real Assets Infrastructure Real Estate Sustainable Investing Multi-Asset Class Retirement Outsourced CIO Investment Institute Strategic Tactical Asset Allocation Capital Markets & Portfolio Construction Expertise Equity Alternatives Solutions ASSET MANAGEMENT A leading global investment manager providing a range of asset management solutions to a diversified client base

5northerntrust.com | © 2021 Northern Trust Corporation Front, middle and back office asset servicing solutions for sophisticated global investors ASSET SERVICING Operations and Data • Middle Office Outsourcing • Data Warehouse Solutions • Fund Administration • Investor Services / Transfer Agency • Governance and Oversight Securities Services • Settlement and Safekeeping • Cash and Banking • Accounting and Valuation • Compliance and Exposure Tools • Performance/Risk Analytics Investment Process • Research • Idea Generation • Portfolio Construction • Behavioral Analytics • Order Management System (OMS) Integration Capital Markets • Brokerage • Outsourced Execution • Liquidity Solutions • Securities Finance • Foreign Exchange

7northerntrust.com | © 2021 Northern Trust Corporation FINANCIAL PERFORMANCE HOLISTIC SOLUTIONS $ in million EPS and ROE are actual numbers Fiscal Year 2020 % Change vs. 2019 Noninterest Income $ 4,658 +6% Net Interest Income 1,443 (14%) Total Revenue 6,101 0% Provision for Credit Losses 125 N/M Total Expenses 4,348 +5% Net Income 1,209 (19%) Earnings Per Share (EPS) 5.46 (18%) Return on Average Common Equity (ROE) 11.2% 14.9% $14.5 trillion $1.4 trillion $170 billion ASSETS UNDER CUSTODY/ ADMINISTRATION ASSETS UNDER MANAGEMENT BALANCE SHEET As of December 31, 2020. N/M = not meaningful

8northerntrust.com | © 2021 Northern Trust Corporation • Educational excellence • Food security • Accessible healthcare • Affordable housing SERVING OUR COMMUNITIES

9northerntrust.com | © 2021 Northern Trust Corporation 2021 PRIORITIES • Digital, data driven delivery • Organic growth • Employee skills for the future • Productivity • Foundational strength

10northerntrust.com | © 2021 Northern Trust Corporation